Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

- BNY Mellon Bond Fund

On January 10, 2012, BNY Mellon Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased $3,000,000 of  3.875% Senior Notes due 2022 issued by Macy's Retail Holdings, Inc. (CUSIP No.: 55616XAF4) (the "Bonds") at a purchase price of $99.189 per Bond.  The Bonds were purchased from Credit Suisse Securities (USA) LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction..  The following is a list of the syndicate's members:

Credit Suisse Securities (USA) LLC J.P. Morgan Securities LLC Merrill Lynch, Pierce, Fenner & Smith Incorporated

Goldman, Sachs & Co.
U.S. Bancorp Investments, Inc.

Wells Fargo Securities, LLC

Fifth Third Securities, Inc.

PNC Capital Markets LLC

BNY Mellon Capital Markets, LLC

Citigroup Global Markets Inc.

Standard Chartered Bank

Loop Capital Markets LLC

Samuel A. Ramirez & Company, Inc.

The Williams Capital Group, L.P.

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on June 5, 2012.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name:_10114926000 BNY MELLON BOND FUND_______________
2. Anticipated Purchase Date:__1/10/12_______________
3. Total Net Assets of Account/Fund:_$1.35B_______________
4. Type and Description of Security to be Purchased:_MACYS RETAIL HOLDINGS INC 3.875% 1/15/22_
5. Credit Rating of Security (Rating/Rating Agency):_BBB-/BBB-/Baa3_______________
6. Name of Underwriting Syndicate Dealer Effecting Transaction:_CREDIT SUISSE_______________
7. Name of Affiliated Underwriter in Underwriting Syndicate:_BNYMCM_______________
8. Issue Size:__550,000,000_______________
9. CUSIP:__55616XAF4_______________
10. Amount Purchased by Account/Fund:__$3M_______________
11. Percentage of Principal Amount of Offering Purchased by Account/Fund:_.55%_______________
12. Amount Purchased as a Percentage of Account/Fund Assets:___.22%_______________
13. Purchase Price of Securities (if at par, so state):__99.189_______________
14. Commission/Spread Received by Principal Underwriters:_.65%_______________
15. Yield (as applicable):__3.974______%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase ___3.974_____%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): YES
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : X

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print) _**JOHN FLAHIVE** Signature [signature] Date **1/12/12**

LOB CIO/COO Name (Print) **JOHN FLAHIVE** Signature [signature] Date **1/12/12**

Chief Compliance Officer Name (Print) **KATHERINE CAIN**_ Signature [signature] Date **1/12/12**

Notes:

If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

- BNY Mellon Bond Fund

On February 14, 2012, BNY Mellon Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased $4,750,000 of 4.487% Senior Notes due 2042 issued by Boston Gas Company (CUSIP No.: 100743AJ2) (the "Bonds") at a purchase price of $100 per Bond.  The Bonds were purchased from Citigroup Global Markets Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

Citigroup Global Markets Inc.
HSBC Securities (USA) Inc.
UBS Securities LLC
Banco Bilbao Vizcaya Argentaria, S.A.

Mitsubishi UFJ Securities (USA), Inc.

BNY Mellon Capital Markets, LLC

Credit Suisse Securities (USA) LLC

Lloyds Securities Inc.

Mizuho Securities USA Inc.

nabSecurities, LLC

RBS Securities Inc.

UniCredit Bank AG

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on June 5, 2012.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name:___BNY MELLON N.A. BOND FUND__
2. Anticipated Purchase Date:__2/14/12____________________
3. Total Net Assets of Account/Fund:_$1.4b________________
4. Type and Description of Security to be Purchased:_BOSTON GAS COMPANY 4.487% 2/15/42__
5. Credit Rating of Security (Rating/Rating Agency):_A3/A-_____________________________
6. Name of Underwriting Syndicate Dealer Effecting Transaction:_CITIGROUP__________________
7. Name of Affiliated Underwriter in Underwriting Syndicate:__BNYMCM______________________
8. Issue Size:_500,000,000___________
9. CUSIP: _100743AJ2_______________
10. Amount Purchased by Account/Fund:_4,750,000______________________________
11. Percentage of Principal Amount of Offering Purchased by Account/Fund:_.95%_______________
12. Amount Purchased as a Percentage of Account/Fund Assets:_______.33%__________________
13. Purchase Price of Securities (if at par, so state):___100______________________________
14. Commission/Spread Received by Principal Underwriters:__.75%__________________________
15. Yield (as applicable): ___4.487_____%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase ___4.487_____%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): YES
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : X

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print)___**JOHN FLAHIVE** Signature [signature] Date **2/14/12**

LOB CIO/COO Name (Print)_______**JOHN FLAHIVE**___Signature [signature] Date **2/14/12**

Chief Compliance Officer Name (Print) **KATHERINE CAIN** Signature [signature] Date **2/14/12**

Notes:
If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

- BNY Mellon Bond Fund

On March 7, 2012, BNY Mellon Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased $3,860,000 of 2.600% Global Notes due September 15, 2017 issued by Hewlett Packard Co. (CUSIP No.: 428236BW2) (the "Bonds") at a purchase price of $99.985 per Bond.  The Bonds were purchased from Merrill Lynch, Pierce, Fenner & Smith Incorporated, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

BNP Paribas Securities Corp.

Citigroup Global Markets Inc.

HSBC Securities (USA) Inc.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

BNY Mellon Capital Markets, LLC

Credit Suisse Securities (USA) LLC

Deutsche Bank Securities Inc.

ING Financial Markets LLC

RBC Capital Markets, LLC

RBS Securities Inc.

Santander Investment Securities Inc.

SG Americas Securities, LLC

Standard Chartered Bank

U.S. Bancorp Investments, Inc.

UBS Securities LLC

Wells Fargo Securities, LLC

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on June 5, 2012.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name:_BNY MELLON BOND FUND
2. Anticipated Purchase Date:__3/7/2012
3. Total Net Assets of Account/Fund:____ $1.358b
4. Type and Description of Security to be Purchased:_Hewlett Packard Co. 2.6% 9/15/2017
5. Credit Rating of Security (Rating/Rating Agency):_A3/BBB+/A
6. Name of Underwriting Syndicate Dealer Effecting Transaction:_BOA
7. Name of Affiliated Underwriter in Underwriting Syndicate:_BNYMCM
8. Issue Size:_1,500,000,000
9. CUSIP: _428236BW2
10. Amount Purchased by Account/Fund:_3,860,000
11. Percentage of Principal Amount of Offering Purchased by Account/Fund:_ .26%
12. Amount Purchased as a Percentage of Account/Fund Assets:_ .28%
13. Purchase Price of Securities (if at par, so state):__99.985
14. Commission/Spread Received by Principal Underwriters(takedown):_.35%
15. Yield (as applicable): _2.603%_______%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase __2.603%______%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): YES
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : X

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print) **JOHN FLAHIVE** Signature [signature] Date **3/7/12**

LOB CIO/COO Name (Print) **JOHN FLAHIVE** Signature [signature] Date **3/7/12**

Chief Compliance Officer Name (Print) **KATHERINE CAIN** Signature [signature] Date **3/7/12**

Notes:
If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

- BNY Mellon Corporate Bond Fund

On March 7, 2012, BNY Mellon Corporate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased $250,000 of 2.600% Global Notes due September 15, 2017 issued by Hewlett Packard Co. (CUSIP No.: 428236BW2) (the "Bonds") at a purchase price of $99.985 per Bond.  The Bonds were purchased from Merrill Lynch, Pierce, Fenner & Smith Incorporated, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

BNP Paribas Securities Corp.

Citigroup Global Markets Inc.

HSBC Securities (USA) Inc.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

BNY Mellon Capital Markets, LLC

Credit Suisse Securities (USA) LLC

Deutsche Bank Securities Inc.

ING Financial Markets LLC

RBC Capital Markets, LLC

RBS Securities Inc.

Santander Investment Securities Inc.

SG Americas Securities, LLC

Standard Chartered Bank

U.S. Bancorp Investments, Inc.

UBS Securities LLC

Wells Fargo Securities, LLC

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on June 5, 2012.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name: BNY MELLON CORPORATE BOND FUND
2. Anticipated Purchase Date: 3/7/2012
3. Total Net Assets of Account/Fund: $13.3m
4. Type and Description of Security to be Purchased: Hewlett Packard Co. 2.6% 9/15/2017
5. Credit Rating of Security (Rating/Rating Agency): A3/BBB+/A
6. Name of Underwriting Syndicate Dealer Effecting Transaction: BOA
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNYMCM
8. Issue Size: 1,500,000,000
9. CUSIP: 428236BW2
10. Amount Purchased by Account/Fund: 250,000
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: .017%
12. Amount Purchased as a Percentage of Account/Fund Assets: 1.88%
13. Purchase Price of Securities (if at par, so state): 99.985
14. Commission/Spread Received by Principal Underwriters(takedown): .35%
15. Yield (as applicable): 2.603% %
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase 2.603% %
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): YES
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : X

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print) **JOHN FLAHIVE** Signature [signature] Date **3/7/12**

LOB CIO/COO Name (Print) **JOHN FLAHIVE** Signature [signature] Date **3/7/12**

Chief Compliance Officer Name (Print) **KATHERINE CAIN** Signature [signature] Date **3/7/12**

Notes:

If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

- BNY Mellon Intermediate Bond Fund

On March 7, 2012, BNY Mellon Intermediate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased $3,495,000 of 2.20% Senior Notes due 2017 issued by The Kroger Co. (CUSIP No.: 501044CP4) (the "Bonds") at a purchase price of $100 per Bond.  The Bonds were purchased from U.S. Bancorp Investments, Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Mitsubishi UFJ Securities (USA), Inc.

U.S. Bancorp Investments, Inc.

Citigroup Global Markets Inc.

BNY Mellon Capital Markets, LLC

Fifth Third Securities, Inc.

PNC Capital Markets LLC

Drexel Hamilton, LLC

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on June 5, 2012.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name:_BNY MELLON INTERMEDIATE BOND FUND______________
2. Anticipated Purchase Date:__1/12/12______________________
3. Total Net Assets of Account/Fund:_$993M________________
4. Type and Description of Security to be Purchased:__THE KROGER CO2.2% 1/15/2017_____
5. Credit Rating of Security (Rating/Rating Agency):__Baa2/BBB/BBB____________________________
6. Name of Underwriting Syndicate Dealer Effecting Transaction:_US BANK____________________
7. Name of Affiliated Underwriter in Underwriting Syndicate:_BNYMCM______________________
8. Issue Size:_$450,000,000__________________
9. CUSIP: _501044CP4______________
10. Amount Purchased by Account/Fund:__$3.495M___________________________
11. Percentage of Principal Amount of Offering Purchased by Account/Fund:__.78%______________
12. Amount Purchased as a Percentage of Account/Fund Assets:__.35%____________________
13. Purchase Price of Securities (if at par, so state):__100_____________________________
14. Commission/Spread Received by Principal Underwriters:_.6%_______________________
15. Yield (as applicable): __2.2______%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase __2.2______%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): YES
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : X

❖ This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*

❖ **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**

❖ The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.

❖ The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.

❖ If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print) _**JOHN FLAHIVE** Signature [signature] Date 1/12/12

LOB CIO/COO Name (Print) **JOHN FLAHIVE** Signature [signature] Date 1/12/12

Chief Compliance Officer Name (Print) **KATHERINE CAIN**_ Signature [signature] Date 1/12/12

Notes:

If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

- BNY Mellon Asset Allocation Fund

On February 14, 2012, BNY Mellon Asset Allocation Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased $250,000 of 4.487% Senior Notes due 2042 issued by Boston Gas Company (CUSIP No.: 100743AJ2) (the "Bonds") at a purchase price of $100 per Bond.  The Bonds were purchased from Citigroup Global Markets Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLCreceived no benefit in connection with the transaction.  The following is a list of the syndicate's members:

Citigroup Global Markets Inc.
HSBC Securities (USA) Inc.
UBS Securities LLC
Baco Bilbao Vizcaya Argentaria, S.A.

Mitsubishi UFJ Securities (USA), Inc.

BNY Mellon Capital Markets, LLC

Credit Suisse Securities (USA) LLC

Lloyds Securities Inc.

Mizuho Securities USA Inc.

nabSecurities, LLC

RBS Securities Inc.

UniCredit Bank AG

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on June 5, 2012.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
(Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name:___BNY MELLON N.A. ASSET ALLOCATION FUND__
2. Anticipated Purchase Date:__2/14/12
3. Total Net Assets of Account/Fund:_$397M
4. Type and Description of Security to be Purchased:_BOSTON GAS COMPANY 4.487% 2/15/42__
5. Credit Rating of Security (Rating/Rating Agency):_A3/A-
6. Name of Underwriting Syndicate Dealer Effecting Transaction:_CITIGROUP
7. Name of Affiliated Underwriter in Underwriting Syndicate:__BNYMCM
8. Issue Size:_500,000,000
9. CUSIP: _100743AJ2
10. Amount Purchased by Account/Fund:_250,000
11. Percentage of Principal Amount of Offering Purchased by Account/Fund:_.05%
12. Amount Purchased as a Percentage of Account/Fund Assets:_______.063%
13. Purchase Price of Securities (if at par, so state):___100
14. Commission/Spread Received by Principal Underwriters:__.75%
15. Yield (as applicable): ___4.487_____%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase ___4.487_____%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): YES
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : X

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print) **JOHN FLAHIVE** Signature [signature] Date **2/14/12**

LOB CIO/COO Name (Print) **JOHN FLAHIVE** Signature [signature] Date **2/14/12**

Chief Compliance Officer Name (Print) **KATHERINE CAIN** Signature [signature] Date **2/14/12**

Notes:
If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.
- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:
- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

- BNY Mellon Asset Allocation Fund

On March 7, 2012, BNY Mellon Asset Allocation Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased $190,000 of 2.600% Global Notes due September 15, 2017 issued by Hewlett Packard Co. (CUSIP No.: 428236BW2) (the "Bonds") at a purchase price of $99.985 per Bond.  The Bonds were purchased from Merrill Lynch, Pierce, Fenner & Smith Incorporated, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

BNP Paribas Securities Corp.
Citigroup Global Markets Inc.

HSBC Securities (USA) Inc.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

BNY Mellon Capital Markets, LLC

Credit Suisse Securities (USA) LLC

Deutsche Bank Securities Inc.

ING Financial Markets LLC

RBC Capital Markets, LLC

RBS Securities Inc.

Santander Investment Securities Inc.

SG Americas Securities, LLC

Standard Chartered Bank

U.S. Bancorp Investments, Inc.

UBS Securities LLC

Wells Fargo Securities, LLC

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on June 5, 2012.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name: BNY MELLON ASSET ALLOCATION FUND
2. Anticipated Purchase Date: 3/7/2012
3. Total Net Assets of Account/Fund: $390M
4. Type and Description of Security to be Purchased: Hewlett Packard Co. 2.6% 9/15/2017
5. Credit Rating of Security (Rating/Rating Agency): A3/BBB+/A
6. Name of Underwriting Syndicate Dealer Effecting Transaction: BOA
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNYMCM
8. Issue Size: 1,500,000,000
9. CUSIP: 428236BW2
10. Amount Purchased by Account/Fund: 190,000
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: .013%
12. Amount Purchased as a Percentage of Account/Fund Assets: .049%
13. Purchase Price of Securities (if at par, so state): 99.985
14. Commission/Spread Received by Principal Underwriters(takedown): .35%
15. Yield (as applicable): 2.603% %
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase 2.603% %
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): YES
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : [X]

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print) **JOHN FLAHIVE** Signature [signature] Date **3/7/12**

LOB CIO/COO Name (Print) **JOHN FLAHIVE** Signature [signature] Date **3/7/12**

Chief Compliance Officer Name (Print) **KATHERINE CAIN** Signature [signature] Date **3/7/12**

Notes:

If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

- BNY Mellon New York Intermediate Tax-Exempt Bond Fund

On June 26, 2012, BNY Mellon New York Intermediate Tax-Exempt Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 3,000 units of New York State Environmental Facilities Corporation - State Clean Water and Drinking Water Revolving Funds Revenue Bonds (New York City Municipal Water Finance Authority Projects – 5.00% Second Resolution Bonds), Series 2012D, due 6/15/2023 (CUSIP No.: 64986AW98) (the "Bonds") at a purchase price of $117.17 per Bond. The Bonds were purchased from Jefferies, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLCreceived no benefit in connection with the transaction.  The following is a list of the syndicate's members:

Jefferies

Estrada Hinojosa & Company, Inc.

Barclays Capital Inc.

BNY Mellon Capital Markets, LLC

Blaylock Robert Van, LLC

CastleOak Securities, L.P.

Citigroup Global Markets Inc.

Fidelity Capital Markets

George K. Baum & Company

Goldman, Sachs & Co.

Guggenheim Securities, LLC

Janney Montgomery Scott

J.P. Morgan Securities LLC

KeyBanc Capital Markets

Lebenthal & Co., LLC

Loop Capital Markets, LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Mesirow Financial Inc.

Morgan Stanley & Co. LLC

M.R. Beal & Company

Prager & Co., LLC

Ramirez & Co., Inc.

Raymond James/Morgan Keegan

RBC Capital Markets, LLC

Rice Financial Products Company

Rockfleet Financial Services, Inc.

Roosevelt & Cross Inc.

Siebert Brandford Shank & Co., L.L.C.

Stifel Nicolaus & Company, Inc.

The Williams Capital Group, L.P.

Wells Fargo Securities, LLC

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on September 11, 2012.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name:__BNY MELLON NEW YORK INTERMEDIATE TAX EXEMPT BOND FUND__________
2. Anticipated Purchase Date:__6/26/12__________________
3. Total Net Assets of Account/Fund:_$219,635,625__________________
4. Type and Description of Security to be Purchased:_ NY ENVIRONMENTAL FACILITIES 5% 6/15/23 _____
5. Credit Rating of Security (Rating/Rating Agency):_ AAA/AAA/Aaa ______________________________
6. Name of Underwriting Syndicate Dealer Effecting Transaction:__JEFFRIES_______________
7. Name of Affiliated Underwriter in Underwriting Syndicate:__BNYMCM______________________________
8. Issue Size:___$316,790,000 __________________
9. CUSIP: _64986AW98_______________
10. Amount Purchased by Account/Fund(units/shares):__3,000____Units
11. Percentage of Principal Amount of Offering Purchased by Account/Fund:__.94%_____________
12. Amount Purchased as a Percentage of Account/Fund Assets:___1.6%___________________
13. Purchase Price of Securities (if at par, so state):_117.17______________________________
14. Commission/Spread Received by Principal Underwriters(takedown):_.5%________________________
15. Yield (as applicable): _1.92_______%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase _1.92_______%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): YES
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): YES
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes): YES

REPRESENTATIONS (Check box to make specific affirmation of <u>all</u> points listed below OR Trade Can Not Be Made) : X

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print) **JOHN FLAHIVE** Signature Collette OB For John Flahive Date **6/26/2012**

LOB CIO/COO Name (Print) **JOHN FLAHIVE** Signature Collette OB Date **6/26/2012**

Chief Compliance Officer Name (Print) **KATHERINE CAIN** Signature K Cain Date **6/26/2012**

Notes:

If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

- BNY Mellon Corporate Bond Fund

On April 10, 2012, BNY Mellon Corporate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 1,000 units of 3.40% Senior Notes due 2022 issued The Kroger Co. (CUSIP No.: 501044CQ2) (the "Bonds") at a purchase price of $99.355 per Bond.  The Bonds were purchased from Citigroup Global Markets Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

Citigroup Global Markets Inc. Goldman, Sachs & Co. RBS Securities Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated

U.S. Bancorp Investments, Inc.

Wells Fargo Securities, LLC

BNY Mellon Capital Markets, LLC

Fifth Third Securities, Inc.

PNC Capital Markets LLC

RBC Capital Markets, LLC

CastleOak Securities, L.P.

The Williams Capital Group, L.P.

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on September 11, 2012.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name: BNY MELLON CORPORATE BOND FUND
2. Anticipated Purchase Date: 4/10/12
3. Total Net Assets of Account/Fund: $51.8M
4. Type and Description of Security to be Purchased: THE KROGER CO. 3.4% 4/15/22
5. Credit Rating of Security (Rating/Rating Agency): BBB/Baa2/BBB
6. Name of Underwriting Syndicate Dealer Effecting Transaction: CITIGROUP
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNYMCM
8. Issue Size: 500,000,000
9. CUSIP: 501044CQ2
10. Amount Purchased by Account/Fund(units/shares): 1,000 Units
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: .2%
12. Amount Purchased as a Percentage of Account/Fund Assets: 1.9%
13. Purchase Price of Securities (if at par, so state): 99.355
14. Commission/Spread Received by Principal Underwriters(takedown): .65%
15. Yield (as applicable): 3.477 %
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase 3.477 %
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): YES
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):

REPRESENTATIONS (Check box to make specific affirmation of <u>all</u> points listed below OR Trade Can Not Be Made) : X

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print) **JOHN FLAHIVE** Signature [signature] Date **5/3/12**

LOB CIO/COO Name (Print) **JOHN FLAHIVE** Signature [signature] Date **5/3/12**

Chief Compliance Officer Name (Print) **KATHERINE CAIN** Signature [signature] Date **5/3/12**

Notes:

If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

- BNY Mellon Corporate Bond Fund

On June 19, 2012, BNY Mellon Corporate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 2,000 units of 2.70% Senior Notes due 2023 issued by Occidental Petroleum Corporation (CUSIP No.: 674599CE3) (the "Bonds") at a purchase price of $99.739 per Bond.  The Bonds were purchased from Merrill Lynch, Pierce, Fenner & Smith Incorporated, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

J.P. Morgan Securities LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated
Wells Fargo Securities, LLC
Barclays Capital Inc.

Citigroup Global Markets Inc.

BNY Mellon Capital Markets, LLC

HSBC Securities (USA) Inc.

Mitsubishi UFJ Securities (USA), Inc.

Mizuho Securities USA Inc.

Morgan Stanley & Co. LLC

Scotia Capital (USA) Inc.

SMBC Nikko Capital Markets Limited

UBS Securities LLC

U.S. Bancorp Investments, Inc.

PNC Capital Markets LLC

Banca IMI S.p.A.

SG Americas Securities, LLC

Standard Chartered Bank

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on September 11, 2012.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name: BNY MELLON CORPORATE BOND FUND
2. Anticipated Purchase Date: 6/19/12
3. Total Net Assets of Account/Fund: $182,149,271
4. Type and Description of Security to be Purchased: OCCIDENTAL PETROLEUM 2.7% 2/15/2023
5. Credit Rating of Security (Rating/Rating Agency): A1/A/A
6. Name of Underwriting Syndicate Dealer Effecting Transaction: B of A MERRILL LYNCH
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNYMCM
8. Issue Size: $1,250,000,000
9. CUSIP: 674599CE3
10. Amount Purchased by Account/Fund(units/shares): 2,000 Units
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: .16%
12. Amount Purchased as a Percentage of Account/Fund Assets: 1.10%
13. Purchase Price of Securities (if at par, so state): 99.739
14. Commission/Spread Received by Principal Underwriters(takedown): .45%
15. Yield (as applicable): 2.728 %
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase 2.728 %
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): YES
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):

REPRESENTATIONS (Check box to make specific affirmation of <u>all</u> points listed below OR Trade Can Not Be Made) : [X]

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print) **JOHN FLAHIVE** Signature [signature] Date **6/19/2012**

LOB CIO/COO Name (Print) **JOHN FLAHIVE** Signature [signature] Date **6/19/2012**

Chief Compliance Officer Name (Print) **KATHERINE CAIN** Signature [signature] Date **6/19/2012**

Notes:

If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

- BNY Mellon Corporate Bond Fund

On May 24, 2012, BNY Mellon Corporate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 1,000 units of 3.100% Notes due 2022 issued by United Technologies Corporation (CUSIP No.: 913017BV0) (the "Bonds") at a purchase price of $99.923 per Bond.  The Bonds were purchased from Merrill Lynch, Pierce, Fenner & Smith Incorporated, a member of the underwriting syndicate of whichBNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

Merrill Lynch, Pierce, Fenner & Smith Incorporated
HSBC Securities (USA) Inc.
J.P. Morgan Securities LLC
BNP Paribas Securities Corp.
Citigroup Global Markets Inc.
Deutsche Bank Securities Inc. Goldman, Sachs & Co.

RBS Securities Inc.

The Williams Capital Group, L.P.

Banca IMI S.p.A.

Barclays Capital Inc.

BNY Mellon Capital Markets, LLC

Commerz Markets LLC

Mitsubishi UFJ Securities (USA), Inc.

RBC Capital Markets, LLC

Santander Investment Securities Inc.

Standard Chartered Bank

SMBC Nikko Capital Markets Limited

BMO Capital Markets Corp.

China International Capital Corporation Hong Kong Securities Limited (with CICC US Securities, Inc. acting as its selling agent in the United States)

UniCredit Capital Markets LLC

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on September 11, 2012.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name: BNY MELLON CORPORATE BOND FUND
2. Anticipated Purchase Date: 5/24/12
3. Total Net Assets of Account/Fund: $139,563,642
4. Type and Description of Security to be Purchased: UNITED TECHNOLOGIES CORP 3.1% 6/1/2022
5. Credit Rating of Security (Rating/Rating Agency): A2/A/A
6. Name of Underwriting Syndicate Dealer Effecting Transaction: BANK OF AMERICA MERRILL LYNCH
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNYMCM
8. Issue Size: $2,300,000,000
9. CUSIP: 913017BV0
10. Amount Purchased by Account/Fund(units/shares): 1,000 Units
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: .04%
12. Amount Purchased as a Percentage of Account/Fund Assets: .72%
13. Purchase Price of Securities (if at par, so state): 99.923
14. Commission/Spread Received by Principal Underwriters(takedown): .45%
15. Yield (as applicable): 3.109 %
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase 3.109 %
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): YES
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):

REPRESENTATIONS (Check box to make specific affirmation of <u>all</u> points listed below OR Trade Can Not Be Made) : X

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print) **JOHN FLAHIVE** Signature [signature] Date **5/24/12**

LOB CIO/COO Name (Print) **JOHN FLAHIVE** Signature [signature] Date **5/24/12**

Chief Compliance Officer Name (Print) **KATHERINE CAIN** Signature [signature] Date **5/24/12**

Notes:

If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

- BNY Mellon Intermediate Bond Fund

On June 26, 2012, BNY Mellon Intermediate Bond Fund, a series of BNY Mellon Funds Trust (the "Fundt"), purchased 9,500 units of  2.450% Secured Notes, Series GG, due July 15, 2024, issued by Private Export Funding Corporation (CUSIP No.: 742651DP4) (the "Bonds") at a purchase price of $99.627 per Bond.  The Bonds were purchased from Greenwich Capital, Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

BNP Paribas Securities Corp. RBS Securities Inc. BNY Mellon Capital Markets, LLC Merrill Lynch, Pierce, Fenner & Smith Incorporated
Citigroup Global Markets Inc.
FTN Financial Securities Corp.
HSBC Securities (USA) Inc.
J.P. Morgan Securities LLC
Mitsubishi UFJ Securities (USA), Inc.
Natixis Securities Americas LLC
R.W. Pressprich & Co.
The Williams Capital Group, L.P.
U.S. Bancorp Investments, Inc.

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at aBoard meeting held on September 11, 2012.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name:__BNY MELLON INTERMEDIATE BOND FUND__
2. Anticipated Purchase Date:__6/26/12____________________
3. Total Net Assets of Account/Fund:_$965,348,095__________________
4. Type and Description of Security to be Purchased:_PRIVATE EXPORT FUNDING 2.45% 7/15/24_____
5. Credit Rating of Security (Rating/Rating Agency):_AAA/AA+_____________________________
6. Name of Underwriting Syndicate Dealer Effecting Transaction:__GREENWICH CAPITAL______________
7. Name of Affiliated Underwriter in Underwriting Syndicate:__BNYMCM___________________________
8. Issue Size__$400,000,000________________
9. CUSIP: _742651DP4________________
10. Amount Purchased by Account/Fund(units/shares):__9,500____Units
11. Percentage of Principal Amount of Offering Purchased by Account/Fund:__2.38%_____________
12. Amount Purchased as a Percentage of Account/Fund Assets:___.98%___________________
13. Purchase Price of Securities (if at par, so state):_99.627______________________________
14. Commission/Spread Received by Principal Underwriters(takedown):_.375%____________________
15. Yield (as applicable): _2.486_______%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase _2.486_______%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): YES
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : X

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print)___**JOHN FLAHIVE**___ Signature Collette O'B For John Flahive Date_**6/26/2012**

LOB CIO/COO Name (Print)________**JOHN FLAHIVE**____ Signature Collette O'B Date_**6/26/2012**

Chief Compliance Officer Name (Print) **KATHERINE CAIN** Signature K Cain Date_**6/26/2012**

Notes:

If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

- BNY Mellon Intermediate U.S. Government Fund

On June 26, 2012, BNY Mellon Intermediate U.S. Government Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 500 units of 2.450% Secured Notes, Series GG, due July 15, 2024, issued by Private Export Funding Corporation (CUSIP No.: 742651DP4) (the "Bonds") at a purchase price of $99.627 per Bond.  The Bonds were purchased from Greenwich Capital, Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

BNP Paribas Securities Corp. RBS Securities Inc. BNY Mellon Capital Markets, LLC Merrill Lynch, Pierce, Fenner & Smith Incorporated
Citigroup Global Markets Inc.
FTN Financial Securities Corp.
HSBC Securities (USA) Inc.
J.P. Morgan Securities LLC
Mitsubishi UFJ Securities (USA), Inc.
Natixis Securities Americas LLC
R.W. Pressprich & Co.
The Williams Capital Group, L.P.
U.S. Bancorp Investments, Inc.

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on September 11, 2012.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name:__BNY MELLON INTERMEDIATE U.S. GOVERNMENT FUND__
2. Anticipated Purchase Date:__6/26/12__________________
3. Total Net Assets of Account/Fund:_$44,045,645__________________
4. Type and Description of Security to be Purchased:_PRIVATE EXPORT FUNDING 2.45% 7/15/24_____
5. Credit Rating of Security (Rating/Rating Agency):_AAA/AA+__________________
6. Name of Underwriting Syndicate Dealer Effecting Transaction:__GREENWICH CAPITAL______________
7. Name of Affiliated Underwriter in Underwriting Syndicate:__BNYMCM__________________
8. Issue Size___$400,000,000______________
9. CUSIP: _742651DP4______________
10. Amount Purchased by Account/Fund(units/shares):__500____Units
11. Percentage of Principal Amount of Offering Purchased by Account/Fund:__.125%____________
12. Amount Purchased as a Percentage of Account/Fund Assets:___1.13%________________
13. Purchase Price of Securities (if at par, so state):_99.627__________________
14. Commission/Spread Received by Principal Underwriters(takedown):_.375%__________________
15. Yield (as applicable): _2.486_______%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase _2.486_______%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): YES
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : X

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print) **JOHN FLAHIVE** Signature Collette OB For John Flahive Date **6/26/2012**

LOB CIO/COO Name (Print) **JOHN FLAHIVE** Signature Collette OB Date **6/26/2012**

Chief Compliance Officer Name (Print) **KATHERINE CAIN** Signature K. Cain Date **6/26/2012**

Notes:
If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10